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                                                                   Exhibit 10.31

                                 August 15, 2001

Mr. Jacob N. Wohlstadter
9905D Gable Ridge Terrace
Rockville, MD 20850

 Dear Mr. Wohlstadter:

         Confirming our prior understandings, IGEN International, Inc.
("IGEN") hereby agrees to continue to fund the reasonable ongoing legal fees and related charges and costs (the "Litigation Expenses") incurred by Meso Scale Diagnostics, LLC. ("MSD"), Meso Scale Technologies, LLC. ("MST") and Jacob N. Wohlstadter ("Wohlstadter")(for purposes of this letter agreement, MSD, MST and Wohlstadter are referred to individually and together as the "Indemnified Parties") arising out of or related to those certain litigations involving IGEN and Roche Diagnostics GmbH and F. Hoffman-LaRoche, Ltd. (IGEN International, Inc. v. Roche Diagnostics GmbH, D.Md. No. PJM 97-3461; and F. Hoffman-LaRoche, Ltd. v. IGEN International, Inc., et al., D.De1. No. 1:98cv00318), including any Litigation Expenses incurred by the Indemnified Parties arising out of or related to any of IGEN's ongoing negotiations regarding and the settlement of such litigations.

         IGEN shall pay all such Litigation Expenses to the Indemnified Parties, or, if requested by the Indemnified Parties, to the parties to whom such Litigation Expenses are payable by the Indemnified Parties, within 30 calendar days following the request of the Indemnified Parties and submission of invoices covering such Litigation Expenses.

         No amount paid by IGEN pursuant to this letter agreement shall in any way be deemed or construed (i) to be a capital contribution (including but not limited to a Class A Capital Contribution, Class B Capital Contribution or Class C Capital Contribution, as such terms are defined in the MSD Limited Liability Company Agreement, dated as of November 30, 1995, as amended (the "MSD LLC Agreement"), by and between IGEN and MST) by IGEN to MSD for purposes of the Joint Venture Agreement, dated as of November 30,1995, as amended, by and among IGEN, MSD and MST (the "Joint Venture Agreement"), the MSD LLC Agreement or otherwise, or (ii) to satisfy the obligation IGEN has to fund the operating, expenditure and investment requirements of MSD pursuant to the Joint Venture Agreement.
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         This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Please confirm your acceptance of the foregoing by countersigning this letter in the space indicated below.

                                                    Sincerely,

                                                    IGEN International, Inc.

                                                    By: /s/ George Migausky
                                                        ------------------------
                                                    Name: George Migausky
                                                          ----------------------
                                                    Title: Vice President & CFO
                                                          ----------------------

ACKNOWLEDGED AND AGREED:

Meso Scale Diagnostics, LLC.

By: /s/ Jacob Wohlstadter
    ------------------------
Name: Jacob Wohlstadter
      ----------------------
Title:  President & CEO
       ----------------------

Mesa Scale Technologies, LLC.

By: /s/ Jacob Wohlstadter
    ------------------------
Name: Jacob Wohlstadter
      ----------------------
Title:  President & CEO
       ----------------------

/s/ Jacob N. Wohlstadter
------------------------------
Jacob N. Wohlstadter


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